Exhibit 3.1

ROSS MILLER Secretary of State 208 North Carson Street Carson City, Nevada 89701.4299 (775) 884 5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)	Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20080763410-01
Filing Date and Time 11/21/2008 4:38 PM
Entity Number E0717722008-4

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SAPCE IS FOR OFFICE USE ONLY
1. Name of Corporation:	RESPECT YOUR UNIVERSE, INC.
2. Registered Agent for Service	☒Commercial Registered Agent:	SIERRA CORPORATE SERVICES - RENO
Name
of Process: (check	☐ Noncommercial Registered Agent	OR ☐ Office or Position with Entity
only one box)	(name and address below)	(name and address below)

Name of Noncommercial Registered Agent or Name of Title of Officer or Other Position with Entity
Nevada
Street Address	City		Zip Code
Nevada
Mailing Address (If different form street address)	City		Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value:	500,000,000	Par value per share:	$ 0.001	Number of shares without par value:	0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at reset 18 yaws of age; attach additional page if more than two directors/trustees)	1)	Emmanuel Kofi Brown
	Name
	14011 NE 82nd Street	Vancouver	WA	98682
	Street Address	City	State	Zip Code
	2)	Kristian James Don Anderson
	Name
	1541 Maple Street	Vancouver, B.C., Canada		V6J 3S2
	Street Address	City	State	Zip Code
5. Purpose: (optional; See instructions)	The purpose of the corporation shall be:

6. Names, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Leo P. Bergin III	X /s/ Leo P. Bergin III
	Name	Incorporator Signature
	100 West Liberty Street, 10th floor	Reno	NV	89501
	Address	City	State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity:
	X /s/ Leo P. Bergin III	11-20-04
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity	Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 Articles Revised on 7-1-09